BLANKET BOND INSURANCE AGREEMENT

      THIS AGREEMENT is made as of the 16th day of October, 2019, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").

                                  WITNESSETH:

      WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

      WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $33,000,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $31,875,000 ("Basic Bond Coverage") as provided in Appendix B;

      WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

      The Parties, therefore, agree that:

      1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

      2. Losses.

      (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th to the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

      (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

      3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

      4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

      5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

      6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust Mortgage Income Fund
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust High Income Long/Short Fund
First Trust Energy Infrastructure Fund
First Trust MLP and Energy Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust New Opportunities MLP & Energy Fund
First Trust Dynamic Europe Equity Income Fund
First Trust Senior Floating Rate 2022 Target Term Fund
First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded Fund III
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded Fund VII
First Trust Exchange-Traded Fund VIII
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
First Trust Series Fund
First Trust Variable Insurance Trust


By /s/ Kristi A. Maher
  -------------------------------------
   Kristi A. Maher, Assistant Secretary


First Trust Advisors L.P.
First Trust Portfolios L.P.


By /s/ Kristi A. Maher
   ---------------------------------------
   Kristi A. Maher, Deputy General Counsel

                                   APPENDIX A

CLOSED-END FUNDS
   Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust Energy Income and Growth Fund
   First Trust Enhanced Equity Income Fund
   First Trust/Aberdeen Global Opportunity Income Fund
   First Trust Mortgage Income Fund
   First Trust/Aberdeen Emerging Opportunity Fund
   First Trust Specialty Finance and Financial Opportunities Fund
   First Trust Senior Floating Rate Income Fund II
   First Trust High Income Long/Short Fund
   First Trust Energy Infrastructure Fund
   First Trust MLP and Energy Income Fund
   First Trust New Opportunities MLP & Energy Fund
   First Trust Senior Floating Rate 2022 Target Term Fund
   First Trust Intermediate Duration Preferred & Income Fund
   First Trust Dynamic Europe Equity Income Fund

EXCHANGE-TRADED FUNDS
First Trust Exchange-Traded Fund
   First Trust Dow Jones Select MicroCap Index Fund
   First Trust Morningstar Dividend Leaders Index Fund
   First Trust US Equity Opportunities ETF
   First Trust NASDAQ-100 Equal Weighted Index Fund
   First Trust NASDAQ-100-Technology Sector Index Fund
   First Trust NYSE Arca Biotechnology Index Fund
   First Trust Dow Jones Internet Index Fund
   First Trust Capital Strength ETF
   First Trust Total US Market AlphaDEX(R) ETF
   First Trust Value Line(R) Dividend Index Fund
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
   First Trust S&P REIT Index Fund
   First Trust Chindia ETF
   First Trust Natural Gas ETF
   First Trust Water ETF
   First Trust Value Line(R) 100 Exchange-Traded Fund
   First Trust NASDAQ(R) ABA Community Bank Index Fund
   First Trust Dorsey Wright People's Portfolio ETF
   First Trust Dow 30 Equal Weight ETF
   First Trust Lunt U.S. Factor Rotation ETF

First Trust Exchange-Traded Fund II
   First Trust STOXX(R) European Select Dividend Index Fund
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund First Trust Dow Jones Global Select Dividend Index Fund
   First Trust Global Wind Energy ETF
   First Trust Global Engineering and Construction ETF
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund First Trust Indxx Global Natural Resources Income ETF
   First Trust Indxx Global Agriculture ETF
   First Trust BICK Index Fund
   First Trust Indxx NextG ETF
   First Trust NASDAQ Global Auto Index Fund
   First Trust Cloud Computing ETF
   First Trust International Equity Opportunities ETF
   First Trust Nasdaq Cybersecurity ETF
   First Trust IPOX(R) Europe Equity Opportunities ETF
   First Trust Dow Jones International Internet ETF

First Trust Exchange-Traded AlphaDEX(R) Fund
   First Trust Large Cap Core AlphaDEX(R) Fund
   First Trust Mid Cap Core AlphaDEX(R) Fund
   First Trust Small Cap Core AlphaDEX(R) Fund
   First Trust Large Cap Value AlphaDEX(R) Fund
   First Trust Large Cap Growth AlphaDEX(R) Fund
   First Trust Multi Cap Value AlphaDEX(R) Fund
   First Trust Multi Cap Growth AlphaDEX(R) Fund
   First Trust Consumer Discretionary AlphaDEX(R) Fund
   First Trust Consumer Staples AlphaDEX(R) Fund
   First Trust Energy AlphaDEX(R) Fund
   First Trust Financials AlphaDEX(R) Fund
   First Trust Health Care AlphaDEX(R) Fund
   First Trust Industrials/Producer Durables AlphaDEX(R) Fund
   First Trust Materials AlphaDEX(R) Fund
   First Trust Technology AlphaDEX(R) Fund
   First Trust Utilities AlphaDEX(R) Fund
   First Trust Mid Cap Growth AlphaDEX(R) Fund
   First Trust Mid Cap Value AlphaDEX(R) Fund
   First Trust Small Cap Growth AlphaDEX(R) Fund
   First Trust Small Cap Value AlphaDEX(R) Fund
   First Trust Mega Cap AlphaDEX(R) Fund

First Trust Exchange-Traded AlphaDEX(R) Fund II
   First Trust Developed Markets ex-US AlphaDEX(R) Fund
   First Trust Emerging Markets AlphaDEX(R) Fund
   First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund
   First Trust Europe AlphaDEX(R) Fund
   First Trust Latin America AlphaDEX(R) Fund
   First Trust Brazil AlphaDEX(R) Fund
   First Trust China AlphaDEX(R) Fund
   First Trust Japan AlphaDEX(R) Fund
   First Trust South Korea AlphaDEX(R) Fund
   First Trust Germany AlphaDEX(R) Fund
   First Trust Canada AlphaDEX(R) Fund
   First Trust Australia AlphaDEX(R) Fund
   First Trust United Kingdom AlphaDEX(R) Fund
   First Trust India NIFTY 50 Equal Weight ETF
   First Trust Hong Kong AlphaDEX(R) Fund
   First Trust Switzerland AlphaDEX(R) Fund
   First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund
   First Trust Emerging Markets Small Cap AlphaDEX(R) Fund
   First Trust Eurozone AlphaDEX(R) ETF

First Trust Exchange-Traded Fund III
   First Trust Preferred Securities and Income ETF
   First Trust Managed Municipal ETF
   First Trust Long/Short Equity ETF
   First Trust Emerging Markets Local Currency Bond ETF
   First Trust RiverFront Dynamic Asia Pacific ETF
   First Trust RiverFront Dynamic Developed International ETF
   First Trust RiverFront Dynamic Europe ETF
   First Trust RiverFront Dynamic Emerging Markets ETF
   First Trust Horizon Managed Volatility Domestic ETF
   First Trust Horizon Managed Volatility Developed International ETF First Trust California Municipal High Income ETF
   First Trust Institutional Preferred Securities and Income ETF
   First Trust Municipal High Income ETF
   First Trust Ultra Short Duration Municipal ETF
   First Trust Short Duration Managed Municipal ETF

First Trust Exchange-Traded Fund IV
   First Trust North American Energy Infrastructure Fund
   First Trust Tactical High Yield ETF
   First Trust Senior Loan Fund
   First Trust Enhanced Short Maturity ETF
   First Trust Strategic Income ETF
   First Trust Low Duration Opportunities ETF
   First Trust SSI Strategic Convertible Securities ETF
   First Trust EIP Carbon Impact ETF
   First Trust Long Duration Opportunities ETF

First Trust Exchange-Traded Fund V
   First Trust Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI
   First Trust NASDAQ Technology Dividend Index Fund Multi-Asset Diversified Income Index Fund
   First Trust S&P International Dividend Aristocrats ETF First Trust BuyWrite Income ETF
   First Trust Hedged BuyWrite Income ETF
   First Trust Rising Dividend Achievers ETF
   First Trust Dorsey Wright Focus 5 ETF
   First Trust RBA American Industrial Renaissance(R) ETF First Trust Dorsey Wright Momentum & Dividend ETF
   First Trust Dorsey Wright International Focus 5 ETF
   First Trust Dorsey Wright Dynamic Focus 5 ETF
   First Trust SMID Cap Rising Dividend Achievers ETF
   First Trust Indxx Innovative Transaction & Process ETF First Trust Nasdaq Artificial Intelligence and Robotics ETF First Trust Nasdaq Bank ETF
   First Trust Nasdaq Food & Beverage ETF
   First Trust Nasdaq Oil & Gas ETF
   First Trust Nasdaq Pharmaceuticals ETF
   First Trust Nasdaq Retail ETF
   First Trust Nasdaq Semiconductor ETF
   First Trust Nasdaq Transportation ETF
   Developed International Equity Select ETF
   Emerging Markets Equity Select ETF
   Large Cap US Equity Select ETF
   Mid Cap US Equity Select ETF
   Small Cap US Equity Select ETF
   US Equity Dividend Select ETF
   First Trust Dorsey Wright DALI 1 ETF
   First Trust Dorsey Wright Momentum & Value ETF
   First Trust Dorsey Wright Momentum & Low Volatility ETF

First Trust Exchange-Traded Fund VII
   First Trust Global Tactical Commodity Strategy Fund
   First Trust Alternative Absolute Return Strategy ETF

First Trust Exchange-Traded Fund VIII
   First Trust CEF Income Opportunity ETF
   First Trust Municipal CEF Income Opportunity ETF
   First Trust TCW Opportunistic Fixed Income ETF
   EquityCompass Risk Manager ETF
   EquityCompass Tactical Risk Manager ETF
   First Trust TCW Unconstrained Plus Bond ETF
   First Trust Low Duration Strategic Focus ETF

OPEN END FUNDS
First Trust Series Fund
   First Trust Preferred Securities and Income Fund
   First Trust/Confluence Small Cap Value Fund
   First Trust Short Duration High Income Fund

First Trust Variable Insurance Trust
   First Trust/Dow Jones Dividend & Income Allocation Portfolio
   First Trust Multi Income Allocation Portfolio
   First Trust Dorsey Wright Tactical Core Portfolio

                                   APPENDIX B

FIRST TRUST CLOSED-END FUNDS
    First Trust Senior Floating Rate Income Fund II                                                $900,000
    First Trust Energy Income and Growth Fund                                                      $900,000
    First Trust Enhanced Equity Income Fund                                                        $750,000
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                   $525,000
    First Trust/Aberdeen Global Opportunity Income Fund                                            $600,000
    First Trust Mortgage Income Fund                                                               $400,000
    First Trust/Aberdeen Emerging Opportunity Fund                                                 $450,000
    First Trust Specialty Finance and Financial Opportunities Fund                                 $525,000
    First Trust High Income Long/Short Fund                                                        $900,000
    First Trust Energy Infrastructure Fund                                                         $750,000
    First Trust MLP and Energy Income Fund                                                       $1,000,000
    First Trust Intermediate Duration Preferred & Income Fund                                    $1,250,000
    First Trust New Opportunities MLP & Energy Fund                                                $750,000
    First Trust Dynamic Europe Equity Income Fund                                                  $750,000
    First Trust Senior Floating Rate 2022 Target Term Fund                                         $750,000
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                       $11,200,000

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index Fund                                                N/A
    First Trust Morningstar Dividend Leaders Index Fund                                             N/A
    First Trust US Equity Opportunities ETF                                                         N/A
    First Trust NASDAQ-100 Equal Weighted Index Fund                                                N/A
    First Trust NASDAQ-100-Technology Sector Index Fund                                             N/A
    First Trust NYSE Arca Biotechnology Index Fund                                                  N/A
    First Trust Dow Jones Internet Index Fund                                                       N/A
    First Trust Capital Strength ETF                                                                N/A
    First Trust Total US Market AlphaDEX(R) ETF                                                     N/A
    First Trust Value Line(R) Dividend Index Fund                                                   N/A
    First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                          N/A
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                     N/A
    First Trust S&P REIT Index Fund                                                                 N/A
    First Trust Water ETF                                                                           N/A
    First Trust Natural Gas ETF                                                                     N/A
    First Trust Chindia ETF                                                                         N/A
    First Trust Value Line(R) 100 Exchange-Traded Fund                                              N/A
    First Trust NASDAQ(R) ABA Community Bank Index Fund                                             N/A
    First Trust Dorsey Wright People's Portfolio ETF                                                N/A
    First Trust Dow 30 Equal Weight ETF                                                             N/A
    First Trust Lunt U.S. Factor Rotation ETF                                                       N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                             N/A
    First Trust Consumer Staples AlphaDEX(R) Fund                                                   N/A
    First Trust Energy AlphaDEX(R) Fund                                                             N/A
    First Trust Financials AlphaDEX(R) Fund                                                         N/A
    First Trust Health Care AlphaDEX(R) Fund                                                        N/A
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                      N/A
    First Trust Materials AlphaDEX(R) Fund                                                          N/A
    First Trust Technology AlphaDEX(R) Fund                                                         N/A
    First Trust Utilities AlphaDEX(R) Fund                                                          N/A
    First Trust Large Cap Core AlphaDEX(R) Fund                                                     N/A
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                       N/A
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                     N/A
    First Trust Mid Cap Value AlphaDEX(R) Fund                                                      N/A
    First Trust Small Cap Core AlphaDEX(R) Fund                                                     N/A
    First Trust Small Cap Value AlphaDEX(R) Fund                                                    N/A
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                   N/A
    First Trust Large Cap Growth AlphaDEX(R) Fund                                                   N/A
    First Trust Multi Cap Value AlphaDEX(R) Fund                                                    N/A
    First Trust Multi Cap Growth AlphaDEX(R) Fund                                                   N/A
    First Trust Large Cap Value AlphaDEX(R) Fund                                                    N/A
    First Trust Mega Cap AlphaDEX(R) Fund                                                           N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                           N/A
    First Trust STOXX(R) European Select Dividend Index Fund                                        N/A
    First Trust Dow Jones Global Select Dividend Index Fund                                         N/A
    First Trust Global Wind Energy ETF                                                              N/A
    First Trust Global Engineering and Construction ETF                                             N/A
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                        N/A
    First Trust Indxx Global Natural Resources Income ETF                                           N/A
    First Trust Indxx Global Agriculture ETF                                                        N/A
    First Trust BICK Index Fund                                                                     N/A
    First Trust Cloud Computing ETF                                                                 N/A
    First Trust Indxx NextG ETF                                                                     N/A
    First Trust NASDAQ Global Auto Index Fund                                                       N/A
    First Trust International Equity Opportunities ETF                                              N/A
    First Trust Nasdaq Cybersecurity ETF                                                            N/A
    First Trust IPOX(R) Europe Equity Opportunities ETF                                             N/A
    First Trust Dow Jones International Internet ETF                                                N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets ex-US AlphaDEX(R) Fund                                            N/A
    First Trust Emerging Markets AlphaDEX(R) Fund                                                   N/A
    First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                                              N/A
    First Trust Europe AlphaDEX(R) Fund                                                             N/A
    First Trust Latin America AlphaDEX(R) Fund                                                      N/A
    First Trust Brazil AlphaDEX(R) Fund                                                             N/A
    First Trust China AlphaDEX(R) Fund                                                              N/A
    First Trust Japan AlphaDEX(R) Fund                                                              N/A
    First Trust South Korea AlphaDEX(R) Fund                                                        N/A
    First Trust Germany AlphaDEX(R) Fund                                                            N/A
    First Trust Canada AlphaDEX(R) Fund                                                             N/A
    First Trust Australia AlphaDEX(R) Fund                                                          N/A
    First Trust United Kingdom AlphaDEX(R) Fund                                                     N/A
    First Trust India NIFTY 50 Equal Weight ETF                                                     N/A
    First Trust Hong Kong AlphaDEX(R) Fund                                                          N/A
    First Trust Switzerland AlphaDEX(R) Fund                                                        N/A
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                         N/A
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                  N/A
    First Trust Eurozone AlphaDEX(R) ETF                                                            N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $1,900,000

FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                                 N/A
    First Trust Managed Municipal ETF                                                               N/A
    First Trust Long/Short Equity ETF                                                               N/A
    First Trust Emerging Markets Local Currency Bond ETF                                            N/A
    First Trust Horizon Managed Volatility Domestic ETF                                             N/A
    First Trust Horizon Managed Volatility Developed International ETF                              N/A
    First Trust RiverFront Dynamic Asia Pacific ETF                                                 N/A
    First Trust RiverFront Dynamic Developed International ETF                                      N/A
    First Trust RiverFront Dynamic Europe ETF                                                       N/A
    First Trust RiverFront Dynamic Emerging Markets ETF                                             N/A
    First Trust California Municipal High Income ETF                                                N/A
    First Trust Institutional Preferred Securities and Income ETF                                   N/A
    First Trust Municipal High Income ETF                                                           N/A
    First Trust Ultra Short Duration Municipal ETF                                                  N/A
    First Trust Short Duration Managed Municipal ETF                                                N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                           N/A
    First Trust Tactical High Yield ETF                                                             N/A
    First Trust Senior Loan Fund                                                                    N/A
    First Trust Enhanced Short Maturity ETF                                                         N/A
    First Trust Strategic Income ETF                                                                N/A
    First Trust Low Duration Opportunities ETF                                                      N/A
    First Trust SSI Strategic Convertible Securities ETF                                            N/A
    First Trust EIP Carbon Impact ETF                                                               N/A
    First Trust Long Duration Opportunities ETF                                                     N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Managed Futures Strategy Fund                                                       N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                          $175,000

FIRST TRUST EXCHANGE-TRADED FUND VI
    Multi-Asset Diversified Income Index Fund                                                       N/A
    First Trust NASDAQ Technology Dividend Index Fund                                               N/A
    First Trust S&P International Dividend Aristocrats ETF                                          N/A
    First Trust BuyWrite Income ETF                                                                 N/A
    First Trust Hedged BuyWrite Income ETF                                                          N/A
    First Trust Rising Dividend Achievers ETF                                                       N/A
    First Trust Dorsey Wright Focus 5 ETF                                                           N/A
    First Trust RBA American Industrial Renaissance(R) ETF                                          N/A
    First Trust Dorsey Wright Momentum & Dividend ETF                                               N/A
    First Trust Dorsey Wright International Focus 5 ETF                                             N/A
    First Trust Dorsey Wright Dynamic Focus 5 ETF                                                   N/A
    First Trust Nasdaq Bank ETF                                                                     N/A
    First Trust Nasdaq Food & Beverage ETF                                                          N/A
    First Trust Nasdaq Oil & Gas ETF                                                                N/A
    First Trust Nasdaq Pharmaceuticals ETF                                                          N/A
    First Trust Nasdaq Retail ETF                                                                   N/A
    First Trust Nasdaq Semiconductor ETF                                                            N/A
    First Trust Nasdaq Transportation ETF                                                           N/A
    Developed International Equity Select ETF                                                       N/A
    Emerging Markets Equity Select ETF                                                              N/A
    Large Cap US Equity Select ETF                                                                  N/A
    Mid Cap US Equity Select ETF                                                                    N/A
    Small Cap US Equity Select ETF                                                                  N/A
    US Equity Dividend Select ETF                                                                   N/A
    First Trust Indxx Innovative Transaction & Process ETF                                          N/A
    First Trust SMID Cap Rising Dividend Achievers ETF                                              N/A
    First Trust Nasdaq Artificial Intelligence and Robotics ETF                                     N/A
    First Trust Dorsey Wright DALI 1 ETF                                                            N/A
    First Trust Dorsey Wright Momentum & Low Volatility ETF                                         N/A
    First Trust Dorsey Wright Momentum & Value ETF                                                  N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND VII
    First Trust Global Tactical Commodity Strategy Fund                                             N/A
    First Trust Alternative Absolute Return Strategy ETF                                            N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                          $600,000

FIRST TRUST EXCHANGE-TRADED FUND VIII
    First Trust CEF Income Opportunity ETF                                                          N/A
    First Trust Municipal CEF Income Opportunity ETF                                                N/A
    First Trust TCW Opportunistic Fixed Income ETF                                                  N/A
    EquityCompass Risk Manager ETF                                                                  N/A
    EquityCompass Tactical Risk Manager ETF                                                         N/A
    First Trust TCW Unconstrained Plus Bond ETF                                                     N/A
    First Trust Low Duration Strategic Focus ETF                                                    N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $1,250,000

FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                                N/A
    First Trust/Confluence Small Cap Value Fund                                                     N/A
    First Trust Short Duration High Income Fund                                                     N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                         $750,000

FIRST TRUST VARIABLE INSURANCE TRUST
    First Trust/Dow Jones Dividend & Income Allocation Portfolio                                    N/A
    First Trust Multi Income Allocation Portfolio                                                   N/A
    First Trust Dorsey Wright Tactical Core Portfolio                                               N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $1,000,000

    GRAND TOTAL                                                                                 $31,875,000

                                   APPENDIX C

FIRST TRUST VARIABLE INSURANCE TRUST
    First Trust/Dow Jones Dividend & Income Allocation Portfolio                                       $807
    First Trust Multi Income Allocation Portfolio                                                       $26
    First Trust Dorsey Wright Tactical Core Portfolio                                                   $44
-------------------------------------------------------------------------------------------- --------------
Total                                                                                                  $877

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index Fund                                                   $123
    First Trust Morningstar Dividend Leaders Index Fund                                              $1,477
    First Trust US Equity Opportunities ETF                                                          $1,095
    First Trust NASDAQ-100 Equal Weighted Index Fund                                                   $593
    First Trust NASDAQ-100-Technology Sector Index Fund                                              $2,184
    First Trust NYSE Arca Biotechnology Index Fund                                                   $1,445
    First Trust Dow Jones Internet Index Fund                                                        $7,093
    First Trust Capital Strength ETF                                                                 $2,520
    First Trust Total US Market AlphaDEX(R) ETF                                                         $15
    First Trust Value Line(R) Dividend Index Fund                                                    $6,924
    First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                              $82
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                        $100
    First Trust S&P REIT Index Fund                                                                    $163
    First Trust Chindia ETF                                                                             $82
    First Trust Natural Gas ETF                                                                         $66
    First Trust Water ETF                                                                              $412
    First Trust Value Line(R) 100 Exchange-Traded Fund                                                  $35
    First Trust NASDAQ(R) ABA Community Bank Index Fund                                                $128
    First Trust Dorsey Wright People's Portfolio ETF                                                    $48
    First Trust Dow 30 Equal Weight ETF                                                                 $43
    First Trust Lunt U.S. Factor Rotation ETF                                                           $42
-------------------------------------------------------------------------------------------- --------------
Total                                                                                               $24,670

FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust STOXX(R) European Select Dividend Index Fund                                           $259
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                               $50
    First Trust Dow Jones Global Select Dividend Index Fund                                            $469
    First Trust Global Wind Energy ETF                                                                  $66
    First Trust Global Engineering and Construction ETF                                                  $8
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                            $24
    First Trust Indxx Global Natural Resources Income ETF                                                $7
    First Trust Indxx Global Agriculture ETF                                                             $3
    First Trust BICK Index Fund                                                                        $103
    First Trust Indxx NextG ETF                                                                        $173
    First Trust NASDAQ Global Auto Index Fund                                                           $16
    First Trust Cloud Computing ETF                                                                  $1,909
    First Trust International Equity Opportunities ETF                                                  $27
    First Trust Nasdaq Cybersecurity ETF                                                               $862
    First Trust IPOX(R) Europe Equity Opportunities ETF                                                  $2
    First Trust Dow Jones International Internet ETF                                                     $4
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Total                                                                                                $3,982

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Large Cap Core AlphaDEX(R) Fund                                                      $1,169
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                          $742
    First Trust Small Cap Core AlphaDEX(R) Fund                                                        $500
    First Trust Large Cap Value AlphaDEX(R) Fund                                                       $971
    First Trust Large Cap Growth AlphaDEX(R) Fund                                                      $908
    First Trust Multi Cap Value AlphaDEX(R) Fund                                                        $73
    First Trust Multi Cap Growth AlphaDEX(R) Fund                                                      $158
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                                $285
    First Trust Consumer Staples AlphaDEX(R) Fund                                                      $328
    First Trust Energy AlphaDEX(R) Fund                                                                 $89
    First Trust Financials AlphaDEX(R) Fund                                                          $1,581
    First Trust Health Care AlphaDEX(R) Fund                                                           $925
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                         $271
    First Trust Materials AlphaDEX(R) Fund                                                             $107
    First Trust Technology AlphaDEX(R) Fund                                                          $1,950
    First Trust Utilities AlphaDEX(R) Fund                                                           $1,152
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                        $256
    First Trust Mid Cap Value AlphaDEX(R) Fund                                                          $46
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                      $216
    First Trust Small Cap Value AlphaDEX(R) Fund                                                        $49
    First Trust Mega Cap AlphaDEX(R) Fund                                                               $21
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Total                                                                                               $11,797

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets ex-US AlphaDEX(R) Fund                                               $599
    First Trust Emerging Markets AlphaDEX(R) Fund                                                      $515
    First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                                                  $26
    First Trust Europe AlphaDEX(R) Fund                                                                $453
    First Trust Latin America AlphaDEX(R) Fund                                                         $100
    First Trust Brazil AlphaDEX(R) Fund                                                                 $96
    First Trust China AlphaDEX(R) Fund                                                                   $8
    First Trust Japan AlphaDEX(R) Fund                                                                  $71
    First Trust South Korea AlphaDEX(R) Fund                                                             $3
    First Trust Germany AlphaDEX(R) Fund                                                               $111
    First Trust Canada AlphaDEX(R) Fund                                                                  $4
    First Trust Australia AlphaDEX(R) Fund                                                               $1
    First Trust United Kingdom AlphaDEX(R) Fund                                                          $8
    First Trust India NIFTY 50 Equal Weight ETF                                                          $3
    First Trust Hong Kong AlphaDEX(R) Fund                                                               $3
    First Trust Switzerland AlphaDEX(R) Fund                                                           $116
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                       $8
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                            $117
    First Trust Eurozone AlphaDEX(R) ETF                                                                $43
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Total                                                                                                $2,285

FIRST TRUST OPEN-END FUNDS
    First Trust Preferred Securities and Income Fund                                                   $241
    First Trust/Confluence Small Cap Value Fund                                                         $23
    First Trust Short Duration High Income Fund                                                        $142
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Total                                                                                                  $406

FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                                  $3,895
    First Trust Managed Municipal ETF                                                                  $937
    First Trust Long/Short Equity ETF                                                                  $200
    First Trust Emerging Markets Local Currency Bond ETF                                               $125
    First Trust RiverFront Dynamic Asia Pacific ETF                                                     $24
    First Trust RiverFront Dynamic Developed International ETF                                         $225
    First Trust RiverFront Dynamic Europe ETF                                                           $33
    First Trust RiverFront Dynamic Emerging Markets ETF                                                 $72
    First Trust Horizon Managed Volatility Domestic ETF                                                $214
    First Trust Horizon Managed Volatility Developed International ETF                                 $117
    First Trust California Municipal High Income ETF                                                    $44
    First Trust Institutional Preferred Securities and Income ETF                                      $187
    First Trust Municipal High Income ETF                                                               $63
    First Trust Ultra Short Duration Municipal ETF                                                      $18
    First Trust Short Duration Managed Municipal ETF                                                    $17
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Total                                                                                                $6,171

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                            $2,289
    First Trust Tactical High Yield ETF                                                              $1,227
    First Trust Senior Loan Fund                                                                     $1,414
    First Trust Enhanced Short Maturity ETF                                                          $4,306
    First Trust Strategic Income ETF                                                                    $78
    First Trust Low Duration Opportunities ETF                                                       $3,126
    First Trust SSI Strategic Convertible Securities ETF                                               $168
    First Trust EIP Carbon Impact ETF                                                                    $2
    First Trust Long Duration Opportunities ETF                                                         $10
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Total                                                                                               $12,620

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Managed Futures Strategy Fund                                                            $8
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Total                                                                                                    $8

FIRST TRUST EXCHANGE-TRADED FUND VI
    First Trust NASDAQ Technology Dividend Index Fund                                                  $890
    Multi-Asset Diversified Income Index Fund                                                          $630
    First Trust S&P International Dividend Aristocrats ETF                                              $17
    First Trust BuyWrite Income ETF                                                                     $71
    First Trust Hedged BuyWrite Income ETF                                                               $8
    First Trust Rising Dividend Achievers ETF                                                          $733
    First Trust Dorsey Wright Focus 5 ETF                                                            $2,068
    First Trust RBA American Industrial Renaissance(R) ETF                                              $59
    First Trust Dorsey Wright Momentum & Dividend ETF                                                   $37
    First Trust Dorsey Wright International Focus 5 ETF                                                $399
    First Trust Dorsey Wright Dynamic Focus 5 ETF                                                      $412
    First Trust SMID Cap Rising Dividend Achievers ETF                                                   $6
    First Trust Indxx Innovative Transaction & Process ETF                                              $36
    First Trust Nasdaq Artificial Intelligence and Robotics ETF                                         $54
    First Trust Nasdaq Bank ETF                                                                        $123
    First Trust Nasdaq Food & Beverage ETF                                                               $5
    First Trust Nasdaq Oil & Gas ETF                                                                     $8
    First Trust Nasdaq Pharmaceuticals ETF                                                               $6
    First Trust Nasdaq Retail ETF                                                                        $7
    First Trust Nasdaq Semiconductor ETF                                                                $27
    First Trust Nasdaq Transportation ETF                                                                $2
    Developed International Equity Select ETF                                                           $24
    Emerging Markets Equity Select ETF                                                                   $9
    Large Cap US Equity Select ETF                                                                      $16
    Mid Cap US Equity Select ETF                                                                        $12
    Small Cap US Equity Select ETF                                                                       $6
    US Equity Dividend Select ETF                                                                        $5
    First Trust Dorsey Wright DALI 1 ETF                                                                $62
    First Trust Dorsey Wright Momentum & Value ETF                                                      $17
    First Trust Dorsey Wright Momentum & Low Volatility ETF                                            $115
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Total                                                                                                $5,864

FIRST TRUST EXCHANGE-TRADED FUND VII
    First Trust Global Tactical Commodity Strategy Fund                                                $144
    First Trust Alternative Absolute Return Strategy ETF                                                $40
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Total                                                                                                  $184

FIRST TRUST EXCHANGE-TRADED FUND VIII
    First Trust CEF Income Opportunity ETF                                                              $33
    First Trust Municipal CEF Income Opportunity ETF                                                     $9
    First Trust TCW Opportunistic Fixed Income ETF                                                     $798
    EquityCompass Risk Manager ETF                                                                      $19
    EquityCompass Tactical Risk Manager ETF                                                             $27
    First Trust TCW Unconstrained Plus Bond ETF                                                        $185
    First Trust Low Duration Strategic Focus ETF                                                        $49
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Total                                                                                                $1,120

FIRST TRUST CLOSED-END FUNDS
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                       $117
    First Trust Energy Income and Growth Fund                                                          $513
    First Trust Enhanced Equity Income Fund                                                            $279
    First Trust/Aberdeen Global Opportunity Income Fund                                                $186
    First Trust Mortgage Income Fund                                                                    $55
    First Trust/Aberdeen Emerging Opportunity Fund                                                      $72
    First Trust Specialty Finance and Financial Opportunities Fund                                      $97
    First Trust Senior Floating Rate Income Fund II                                                    $461
    First Trust High Income Long/Short Fund                                                            $514
    First Trust Energy Infrastructure Fund                                                             $374
    First Trust MLP and Energy Income Fund                                                             $688
    First Trust New Opportunities MLP & Energy Fund                                                    $305
    First Trust Senior Floating Rate 2022 Target Term Fund                                             $416
    First Trust Intermediate Duration Preferred & Income Fund                                        $1,854
    First Trust Dynamic Europe Equity Income Fund                                                      $310
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Total                                                                                                $6,241

First Trust Advisors L.P.                                                                           $44,464
First Trust Portfolios L.P.                                                                          $6,352
-------------------------------------------------------------------------------------------- --------------
Total                                                                                              $127,041
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